                                                                   Exhibit 23.1
                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 17, 1998, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-71955) and related Prospectus of Pervasive Software Inc. for the registration of shares of its common stock.

                                       /s/ ERNST & YOUNG LLP

Austin, Texas

March 16, 1999